EXHIBIT 99.D
NOTE:
     This Schedule details the interest rates, maturity dates and principal amounts outstanding under El Paso’s and its subsidiaries outstanding debt obligations, which includes debt maturities related to both our continuing and discontinued operations. This Schedule does not contain all the information about our outstanding debt that may be important to you. Additional information about our outstanding debt obligations is disclosed in El Paso’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the Securities and Exchange Commission.
     The information in this Debt by Issuer Schedule is accurate as of December 31, 2006. Although we may periodically update the information posted to our website, we undertake no obligation to do so.
El Paso Corporation
Debt by Issuer
As of December 31, 2006
($ in Millions)

	Interest		Maturity		Principal
Description	Rate		Date		12/31/06

El Paso Corporation	7.625%		8/16/2007		272
El Paso Corporation — Sonat	6.750%		10/1/2007		75
El Paso Corporation	6.950%		12/15/2007		300
El Paso Corporation — Sonat	6.625%		2/1/2008		100
El Paso Corporation — CGP	6.500%		6/1/2008		200
El Paso Corporation — CGP	7.625%		9/1/2008		215
El Paso Corporation — CGP	6.375%		2/1/2009		200
El Paso Corporation — 500 MM Euro	7.125	% (1)	5/6/2009		660
El Paso Corporation	6.750%		5/15/2009		495
El Paso Corporation — Revolver	LIBOR + 1.75%		7/31/2009		200
El Paso Corporation — EPGT	7.800%		6/14/2010		20
El Paso Corporation — CGP	7.750%		6/15/2010		400
El Paso Corporation — CGP	10.750%		10/1/2010		57
El Paso Corporation	7.000%		5/15/2011		470
El Paso Corporation — Sonat	7.625%		7/15/2011		595
El Paso Corporation — CGP	9.625%		5/15/2012		150
El Paso Corporation — EPGT	9.000%		5/30/2012		15
El Paso Corporation	7.875%		6/15/2012		465
El Paso Corporation	7.375%		12/15/2012		300
El Paso Corporation — Sonat	7.000%		2/1/2018		100
El Paso Corporation — CGP	6.700%		2/15/2027	(2)	200
El Paso Corporation — CGP	6.950%		6/1/2028		200
El Paso Corporation	8.050%		10/15/2030		300
El Paso Corporation	7.800%		8/1/2031		700
El Paso Corporation	7.750%		1/15/2032		1,100
El Paso Corporation — CGP	7.750%		1/15/2032		149
El Paso Corporation — CGP	7.750%		10/15/2035		1
El Paso Corporation — CGP	7.420%		2/15/2037		200

Total El Paso Corporation (Holding Company)					$8,139

Colorado Interstate Gas Company	5.950%		3/15/2015		200
Colorado Interstate Gas Company	6.800%		11/15/2015		400
Colorado Interstate Gas Company	6.850%		6/15/2037	(3)	100

Total Colorado Interstate Gas Company					$700

El Paso Natural Gas Company	7.625%		8/1/2010		355
El Paso Natural Gas Company	8.625%		1/15/2022		260
El Paso Natural Gas Company	7.500%		11/15/2026		200
El Paso Natural Gas Company	8.375%		6/15/2032		300

Total El Paso Natural Gas Company					$1,115

(1)	EURO coupon rate

(2)	Puttable on 2/15/2007

(3)	Puttable on 6/15/2007

El Paso Corporation
Debt by Issuer
As of December 31, 2006
($ in Millions)

	Interest	Maturity		Principal
Description	Rate	Date		12/31/06

Southern Natural Gas Company	6.700%	10/1/2007		100
Southern Natural Gas Company	6.125%	9/15/2008		100
Southern Natural Gas Company	8.875%	3/15/2010		400
Southern Natural Gas Company	7.350%	2/15/2031		300
Southern Natural Gas Company	8.000%	3/1/2032		300

Total Southern Natural Gas Company				$1,200

Tennessee Gas Pipeline Company	6.000%	12/15/2011		86
Tennessee Gas Pipeline Company	7.500%	4/1/2017		300
Tennessee Gas Pipeline Company	7.000%	3/15/2027	(4)	300
Tennessee Gas Pipeline Company	7.000%	10/15/2028		400
Tennessee Gas Pipeline Company	8.375%	6/15/2032		240
Tennessee Gas Pipeline Company	7.625%	4/1/2037		300

Total Tennessee Gas Pipeline Company				$1,626

El Paso Exploration & Production Company— Revolver	LIBOR + 1.25%	8/30/2010		145
El Paso Exploration & Production Company	7.750%	6/1/2013		1,200

Total El Paso Exploration & Production Company				$1,345

El Paso Tennessee Pipeline Co.	10.000%	3/15/2008		26
El Paso Tennessee Pipeline Co.	9.000%	11/15/2012		1
El Paso Tennessee Pipeline Co.	7.250%	12/15/2025		23

Total El Paso Tennessee Pipeline Co.				$50

Cheyenne Plains Gas Pipeline Company, LLC	Variable	3/31/2015	*	251

Total Cheyenne Plains Gas Pipeline Company, LLC				$251

Other Financings:
El Paso Energy Capital Trust I	4.750%	3/31/2028		325
Capital Lease Obligations				9

Total Other Financings				$334

Unamortized Discounts/Premiums				(48)
Adjustments to Debt due to Fair Value Hedges				(23)

Total				$(71)

Total El Paso Corporation Debt				$14,689

Discontinued Operations:

ANR Pipeline			(5)	$741
Notes:

*	Amortizing Debt

(4)	Puttable on 3/15/2007. The holders of these obligations did not exercise their redemption option, which expired February 15, 2007, thus, the debt will mature in 2027.

(5)	ANR Pipeline sale transaction closed on February 22, 2007.